September 7, 2018

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:    Prudential Discovery Premier Group Variable Contract Account
(File No. 811-09799)

Discovery Premier Group Retirement Annuity
(File No. 333-95637)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Discovery Premier Group Variable Contract Account (the “Account”), please accept this information concerning the filing of the semi-annual reports made with the Commission by the underlying mutual funds and portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), each investment company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission on the dates indicated below. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted those fund reports to its shareholders of record. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual reports with respect to the funds and portfolios specified below:

1.    Filer/Entity:    AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Registration No.:    811-07452
CIK No.:    0000896435
Accession No.:    0001193125-18-256376
Date of Filing:    2018-08-23

Share Class:     Series I

Invesco V.I. Core Equity Fund
Invesco V.I. Government Securities Fund
Invesco V.I. International Growth Fund
Invesco V.I. Mid Cap Growth Fund

2.    Filer/Entity:    AB Variable Products Series Fund, Inc.
Registration No.:    811-05398
CIK No.:    0000825316
Accession No.:    0001193125-18-251122
Date of Filing:    2018-08-17

Share Class: Class A

AB VPS Growth and Income Portfolio
AB VPS Large Cap Growth Portfolio
AB VPS Small Cap Growth Portfolio

3.    Filer/Entity:    American Century Variable Portfolios, Inc.
Registration No.:    811-05188
CIK No.:    0000814680
Accession No.:    0000814680-18-000112
Date of Filing:    2018-08-23

Share Class: Class I

VP Income & Growth Fund

4.    Filer/Entity:    Davis Variable Account Fund, Inc.
Registration No.:    811-09293
CIK No.:    0001084060
Accession No.:    0001084060-18-000012
Date of Filing:    2018-08-22

Share Class: N/A

Davis Value Portfolio

5.    Filer/Entity:    Delaware VIP® Trust
Registration No.:    811-05162
CIK No.:    0000814230
Accession No:    0001206774-18-002735
Date of Filing:    2018-09-07

Share Class: Standard

Delaware VIP® Emerging Markets Series

6.    Filer/Entity:    Dreyfus Sustainable U.S. Equity Portfolio, Inc.
Registration No.:    811-07044
CIK No.:    0000890064
Accession No.:    0000890064-18-000012
Date of Filing:    2018-08-10

Share Class: Initial

The Dreyfus Sustainable U.S. Equity Portfolio, Inc.

7.    Filer/Entity:    Franklin Templeton Variable Insurance Products Trust
Registration No.:    811-05583
CIK No.:    0000837274
Accession No.:    0001193125-18-267199
Date of Filing:    2018-09-05

Share Class: Class 1

Franklin Small-Mid Cap Growth VIP Fund
Templeton Foreign VIP Fund

8.    Filer/Entity:    Janus Aspen Series
Registration No.:    811-07736
CIK No.:    0000906185
Accession No.:    0000906185-18-000011
Date of Filing:    2018-08-30

Share Class: Institutional

Janus Henderson Enterprise Portfolio
Janus Henderson Global Research Portfolio

9.    Filer/Entity:    MFS® Variable Insurance Trust
Registration No.:    811-08326
CIK No.:    0000918571
Accession No.:    0001193125-18-252800
Date of Filing:    2018-08-20

Share Class: Initial

MFS® Growth Series
MFS® Investors Trust Series
MFS® Total Return Bond Series
MFS® Total Return Series

10.    Filer/Entity: MFS® Variable Insurance Trust II
Registration No.:    811-03732
CIK No.:    0000719269
Accession No.:    0001193125-18-257250
Date of Filing:    2018-08-24

Share Class: Initial

MFS® Massachusetts Investors Growth Stock Portfolio

11. Filer/Entity:	PIMCO Variable Insurance Trust
Registration No.:    811-08399
CIK No.:    0001047304
Accession No.:    0001193125-18-260711
Date of Filing:    2018-08-28

Share Class: Administrative

PIMCO Short-Term Portfolio

12.    Filer/Entity:    Prudential Series Fund
Registration No.:    811-03623
CIK No.:    0000711175
Accession No.:    0001193125-18-257693
Date of Filing:    2018-08-24

Share Class: Class I

Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
Government Money Market Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Jennison 20/20 Focus Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio

13.    Filer/Entity:    T. Rowe Price Equity Series, Inc.
Registration No.:    811-07143
CIK No.:    0000918294
Accession No.:    0001206774-18-002538
Date of Filing:    2018-08-22

Share Class: N/A

T. Rowe Price Equity Income Portfolio

If you have any questions regarding this filing, please contact me at (732) 482-2280.

Sincerely,

/s/ Kathleen P. DeCelie_______________
Kathleen P. DeCelie
Vice President and Corporate Counsel